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                                                    *1360000522187363335009528*

                                                       COMMERCIAL GUARANTY

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 PRINCIPAL       LOAN DATE       MATURITY       LOAN NO.       CALL       COLLATERAL        ACCOUNT       OFFICER       INITIALS
                                                               0095           78                            KFW
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        References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
                         Any item above containing "***" has been omitted due to text length limitations.
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BORROWER:   P.P.C.T. PRODUCTS, L.L.C. (TIN:  65-0888611)        LENDER:  SOUTHTRUST BANK, N.A.
            7635 W. 28TH AVENUE                                          PEMBROKE PINES OFFICE
            HIALEAH, FL  33016                                           12440 S. W. PINES BOULEVARD
                                                                         PEMBROKE PINES, FL  33027
                                                                         (954) 432-6900
GUARANTOR:  JOSEPH A. ROTMIL (SSN:  ###-##-####)
            812 HAMPTON COURT
            WESTON, FL  33326

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AMOUNT OF GUARANTY.  THE AMOUNT OF THIS GUARANTY IS UNLIMITED.

CONTINUING UNLIMITED GUARANTY.  FOR GOOD AND VALUABLE CONSIDERATION, JOSEPH A. ROTMIL ("GUARANTOR") ABSOLUTELY AND
UNCONDITIONALLY GUARANTEES AND PROMISES TO PAY TO SOUTHTRUST BANK, N.A. ("LENDER") OR ITS ORDER, ON DEMAND, IN LEGAL TENDER OF
THE UNITED STATES OF AMERICA, THE INDEBTEDNESS (AS THAT TERM IS DEFINED BELOW) OF P.P.C.T. PRODUCTS, L.L.C. ("BORROWER") TO
LENDER ON THE TERMS AND CONDITIONS SET FORTH IN THIS GUARANTY.  UNDER THIS GUARANTY, THE LIABILITY OF GUARANTOR IS UNLIMITED AND
THE OBLIGATIONS OF GUARANTOR ARE CONTINUING.

INDEBTEDNESS GUARANTEED.  The Indebtedness guaranteed by this Guaranty includes any and all of Borrower indebtedness to Lender and is used in the most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations and debts to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

DURATION OF GUARANTY.  This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full.  If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing.  Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing.  Written revocation of this Guaranty will apply only to advances or new indebtedness created after actual receipt by Lender of Guarantor's written revocation.  For this purpose and without limitation, the term "new indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due.  This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness.  All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specially will not be considered to be new Indebtedness.  This Guaranty shall bind Guarantor's estate as to Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of
Guarantor's death.  Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect.  Release of any other guarantor or termination of any other Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty.
A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. IT IS ANTICIPATED THAT FLUCTUATIONS MAY OCCUR IN THE AGGREGATE AMOUNT OF INDEBTEDNESS COVERED BY THIS GUARANTY,
AND GUARANTOR SPECIFICALLY ACKNOWLEDGES AND AGREES THAT REDUCTIONS IN THE AMOUNT OF INDEBTEDNESS, EVEN TO ZERO DOLLARS ($0.00),
PRIOR TO GUARANTOR'S WRITTEN REVOCATION OF THIS GUARANTY SHALL NOT CONSTITUTE A TERMINATION OF THIS GUARANTY.  THIS GUARANTY IS
BINDING UPON GUARANTOR AND GUARANTOR'S HEIRS, SUCCESSORS AND ASSIGNS SO LONG AS ANY OF THE GUARANTEED INDEBTEDNESS REMAINS UNPAID
AND EVEN THOUGH THE INDEBTEDNESS GUARANTEED MAY FROM TIME TO TIME BE ZERO DOLLARS ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER.  Guarantor authorizes Lender, either before or after any revocation hereof, WITHOUT NOTICE
OR DEMAND AND WITHOUT LESSENING GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO TIME:  (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to
Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G)  to sell, transfer, assign or grant participations in all or any part of the Indebtedness and (H) to assign or transfer this Guaranty in whole or part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES.  Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this
Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon
Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition.  Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS.  Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E)  (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

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                                                       COMMERCIAL GUARANTY                                                   PAGE 2
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In addition to the waivers set forth above, if now or hereafter Borrower is or shall become insolvent and the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and gives up in favor of Lender and Borrower, and Lender's and Borrower's respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

Guarantor also waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after
Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness.  If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the
Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this
Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS.  Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law.  If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR.  Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent.  Guarantor hereby expressly subordinates any claim Guarantor may have against
Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower.  In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender.  Guarantor
does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided, however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness.  If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this
Guaranty and shall be delivered to Lender.  Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

GARNISHMENT.  Guarantor consents to the issuance of a continuing writ of garnishment or attachment against Guarantor's disposable earnings, in accordance with Section 222.11, Florida Statutes, in order to satisfy, in whole or in part, any money judgment entered in favor of Lender.

MISCELLANEOUS PROVISIONS.  The following miscellaneous provisions are a part of this Guaranty:

      AMENDMENTS.  This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty.  No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

      ATTORNEYS' FEES; EXPENSES.  Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty.
      Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.  Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

      CAPTION HEADINGS.  Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

      GOVERNING LAW.  THIS GUARANTY WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF
      THE STATE OF FLORIDA.  THIS GUARANTY HAS BEEN ACCEPTED BY LENDER IN THE STATE OF FLORIDA.

      INTEGRATION.  Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects
      Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty.  Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees)
      suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

      INTERPRETATION.  In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and were there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words
      "Borrower" and "Guarantor" respectively shall mean all and any one or more of them.  The words "Guarantor," Borrower," and
      "Lender" include the heirs, successors, assigns, and transferees of each of them.  If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced.  Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable.  If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire info the powers of
      Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any Loan indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

      NOTICES.  Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty.  All revocation notices by Guaranty shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY."  Any party may change its address for notices under this Guaranty by giving written notice to the other parties, specifying that the purpose of the notice is to change the party's address.  For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.
      Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any
      Guarantor is deemed to be notice given to all Guarantors.

      NO WAIVER BY LENDER.  Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender.  No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty.  No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions.  Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

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      SUCCESSORS AND ASSIGNS.  Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this
      Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

      WAIVE JURY.  Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. (Initial Here)

DEFINTIONS.  The following capitalized words and terms shall have the following meanings when used in this Guaranty.  Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of
America.  Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.  Words and terms not otherwise defined in this Guaranty shall have the meaning attributed to such terms in the Uniform Commercial Code:

      BORROWER.  The word "Borrower" means P.P.C.T. Products, L.L.C., and all other persons and entities signing the Note in whatever capacity.

      GUARANTOR.  The word "Guarantor" means each and every person or entity signing this Guaranty, including without limitation
      Joseph A. Rotmil.

      GUARANTY.  The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

      INDEBTEDNESS.  The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this
      Guaranty.

      LENDER.  The word "Lender" means SouthTrust Bank, N.A., its successors and assigns.

      RELATED DOCUMENTS.  The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the
      Indebtedness.

GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL GUARANTY AND GUARANTOR AGREES TO ITS TERMS.  THIS
COMMERCIAL GUARANTY IS DATED OCTOBER 29, 2000.

GUARANTOR:

X     /s/ JOSEPH A. ROTMIL
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JOSEPH A. ROTMIL, INDIVIDUALLY

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                                                    INDIVIDUAL ACKNOWLEDGMENT

STATE OF FLORIDA          )
                          ) SS
COUNTY OF                 )
          --------

The foregoing instrument was acknowledged before me this ___________________ day of __________________________ , 20 ___________
by Joseph A. Rotmil, who is personally known to me or has produced ________________________ as identification and did / did not take an oath.

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                                                          (Signature of Person Taking Acknowledgment)


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                                                          (Name of Acknowledger Typed, Printed or Stamped)


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                                                          (Title or Rank)


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                                                          (Serial Number, if any)


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